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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                          _________________________

                                  Form 8-K/A


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 4, 2003

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.


	We hereby amend Item 5 of our Current Report on Form 8-K filed on February 4, 2003, to delete the reference to EBITDA which was found in the table entitled, "UNAUDITED OTHER FINANCIAL DATA." The table, as amended, is reproduced in its entirety below.


                                 UNAUDITED
                            OTHER FINANCIAL DATA
                                   (000's)


                             Fourth Quarter                   Year
                        -----------------------       ---------------------
                           2002          2001           2002         2001
                        ---------      --------       ---------   ---------


Depreciation & Amortization
   of Property, Plant
   & Equipment          $   9,521      $   9,624      $  37,860  $  39,451

Capital Expenditures
   in Cash              $   3,797      $   2,455      $  12,384  $  18,246




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  September 9, 2003           By: /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President